             Exhibit 24.01

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

                            /s/ Ellen M. Costello
                            (Signature) Ellen M. Costello

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

/s/ Grace E. Dailey
                                (Signature) Grace E. Dailey

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

/s/ Barbara J. Desoer
                            (Signature) Barbara J. Desoer

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

/s/ John C. Dugan
                            (Signature) John C. Dugan

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 16th day of February, 2024.

/s/ Duncan P. Hennes
                            (Signature) Duncan P. Hennes

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 16th day of February, 2024.

/s/ Peter B. Henry                                                                                               (Signature) Peter B. Henry

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

/s/ S. Leslie Ireland
                                (Signature) S. Leslie Ireland

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

/s/ Renée J. James
                            (Signature) Renée J. James

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

                            /s/ Gary M. Reiner
                            (Signature) Gary M. Reiner

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

                            /s/ Diana L. Taylor
                            (Signature) Diana L. Taylor

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

                            /s/ James S. Turley
                            (Signature) James S. Turley

POWER OF ATTORNEY

Annual Report on Form 10-K
Citigroup Inc.

    I, the undersigned, a director of Citigroup Inc., a Delaware corporation, do hereby constitute and appoint Jane Fraser, Mark A. L. Mason and Brent McIntosh, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to the Annual Report on Form 10-K of Citigroup Inc. for the fiscal year ended December 31, 2023, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have subscribed these presents this 12th day of December, 2023.

                            /s/ Casper von Koskull
                            (Signature) Casper von Koskull